Rule 497(e)

File Nos. 2-80886

and 811-03626

Citizens Funds®

Citizens 300 Fund

Citizens Core Growth Fund

Citizens Emerging Growth Fund

Citizens Small Cap Core Growth Fund

Citizens Value Fund

Citizens Global Equity Fund

Citizens Balanced Fund

Citizens Income Fund

Citizens Money Market Fund

Supplement dated December 16, 2005 to

Prospectus dated August 29, 2005

The second bullet of the section of the prospectus entitled “Other Policies and Risks – Additional policies affecting these funds” on page 32-33 of the prospectus is deleted in its entirety and replaced with the following:

“Each fund may invest up to 10% of its net assets, at the time of purchase, in foreign securities. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations or controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions and the possibility of war or expropriation.”

The following section entitled “Other Policies and Risks – Additional policies affecting the Money Market Fund” is added at the bottom of page 33 of the prospectus:

“The Citizens Money Market Fund may invest up to 10% of its net assets, at the time of purchase, in U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations or controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions and the possibility of war or expropriation.”

The chart at the top of page 36 of the prospectus in the section entitled “Classes of Shares” is deleted in its entirety and replaced with the following:

	Standard shares	Institutional shares	Administrative shares
Minimum initial investment and balance (per account)*	$2,500 for regular accounts; $1,000 for IRA, Uniform Gifts to Minors Act (UGMA/YTMA and Automatic Investment Plan (AIP) accounts	$1 million	$1 million
Minimum additional investment	$50 for all accounts, including Automatic Investment Plans (AIP)	No minimum	No minimum
Distribution (12b-1) fee	0.25% of average net assets annually; does not apply to Citizens Money Market Fund	None	0.25% of average net assets annually

*We reserve the right to waive or reduce the minimum initial investment amount at our discretion

Rule 497(e)

File Nos. 2-80886

and 811-03626

Citizens Funds®

Citizens 300 Fund

Citizens Core Growth Fund

Citizens Emerging Growth Fund

Citizens Small Cap Core Growth Fund

Citizens Value Fund

Citizens Global Equity Fund

Citizens Balanced Fund

Citizens Income Fund

Citizens Money Market Fund

Supplement dated December 16, 2005 to

Statement of Additional Information dated August 29, 2005

The first paragraph of the section of the statement of additional information entitled “Investment Strategies - Foreign Securities” beginning on page 6 of the statement of additional information is deleted in its entirety and replaced with the following:

“Each Fund may invest in foreign securities that meet the Trust’s social and financial criteria. The Citizens Global Equity Fund will invest a significant portion of its assets in such foreign securities. For Citizens Money Market Fund, such securities must be denominated in United States dollars. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations or controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. A Fund’s share price will tend to reflect the movements of the different securities markets in which they are invested and, to the degree not hedged, the foreign currencies in which investments are denominated. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances - such as where a Fund believes that the applicable exchange rate is unfavorable at the time the currencies are received or anticipates, for any other reason, that the exchange rate will improve - the Fund may hold such currencies for an indefinite period of time. A Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies would permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also would expose the Fund to risk of loss if exchange rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.”